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                                 LIBERTY MIDCAP
                                   GROWTH FUND

                                  ANNUAL REPORT
                               SEPTEMBER 30, 2001

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PRESIDENT'S MESSAGE
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[Photo of Keith T. Banks]

Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed, effective November 1, 2001. As a result, Liberty Funds is now part of the Fleet organization.

In light of the events of September 11 and recent turmoil in the markets, I think it is important to assure you that only the ownership of Liberty Funds has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Steve Hayward, following the same investment principles which attracted you to the fund in the first place.

Market performance in the past year, and particularly in the past month, underscores the importance of staying focused on long-term investment goals. As the fiscal year drew to a close, investors and non-investors alike struggled to come to grips with the horrific events of September 11. All of us here at FleetBoston Financial continue to offer our support to those whose lives were so dramatically changed that day.

Certainly, the events of September 11 have exacerbated an already troubled economy. More than 100,000 jobs were lost as a direct result of the attacks, as the travel and transportation industries, and the airlines in particular, struggled in the immediate weeks afterward.

During these difficult times, it is important to remember why you invested in Liberty Midcap Growth Fund in the first place. Markets and economic cycles fluctuate. Diversification, a long- term perspective and a clear objective remain vital to your investment strategy in good times and bad.

When markets struggle, growth stocks have typically been among the hardest hit. Perseverance is a prerequisite for investing in volatile times. It is a trait your fund's portfolio manager continues to exhibit. During times like these, the discipline to adhere to objectives -- searching for the highest- quality growth companies available -- is critical to not only survive market declines, but also to position the fund for a market recovery. These key components and the discipline to stay the course are crucial to the management of the fund.

As always, we thank you for choosing Liberty Midcap Growth Fund. We look forward to serving your investment needs.

     Sincerely,

 /s/ Keith T. Banks

     Keith T. Banks
     President


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MEET THE NEW PRESIDENT OF LIBERTY FUNDS

Effective November 1, 2001, Mr. Keith Banks has taken on the position of President of the Liberty-Stein Roe Funds Investment Trust. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996-2000.
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HIGHLIGHTS

 NET ASSET VALUE PER SHARE 9/30/01 ($)
        Class A                                                     8.20
        Class B                                                     8.14
        Class C                                                     8.13
        Class Z                                                     8.22

 DISTRIBUTIONS PER SHARE 10/01/00 - 9/30/01 ($)
        Class A                                                     0.68
        Class B                                                     0.68
        Class C                                                     0.68
        Class Z                                                     0.68

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

                                                    ---------------------------
                                                              May Lose Value
                                                    Not FDIC  -----------------
                                                     Insured  No Bank Guarantee
                                                    ---------------------------

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SPECIAL ECONOMIC COMMENTARY
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[Photo of C. Frazier Evans]

C. FRAZIER EVANS HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AT LIBERTY FUNDS GROUP, WHERE HE HAS HELD POSITIONS AS DIRECTOR OF INVESTMENT RESEARCH AND PORTFOLIO MANAGER OF SEVERAL EQUITY FUNDS. HE HAS HELD THE TITLE OF SENIOR ECONOMIST FOR THE PAST 15 YEARS.

SLIPPING INTO A RECESSION, WE WONDER - HOW LONG?
Since the tragic events of September 11, investors have been watching for indications as to the severity of the economic impact. There is a widespread consensus that the economy has slipped into recession. However, uncertainty prevails as to the length and depth of this economic contraction. Some aspects of economic activity have been surprisingly resilient, such as auto sales and housing starts. On the other hand, the blow to confidence has been enough to leave the level of overall activity below that which prevailed at the end of August. The clearest damage has been to travel-related industries such as transportation, lodging, meals, entertainment and recreation, which together account for almost six percent of GDP (gross domestic product). All things considered, the scenario may be a recession that began in September and extends through the first quarter of next year. A seven-month recession would be brief in historic terms. Past recessions have ranged from six to 16 months.

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"ALTHOUGH THE MARKET COULD EXPERIENCE SIGNIFICANT VOLATILITY AROUND ADVERSE
ECONOMIC AND POLITICAL NEWS, A LONGER-TERM HORIZON MIGHT SUGGEST A MORE POSITIVE PROSPECT."
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An early end to the projected recession could result from the unprecedented amount of stimulus currently being applied to the economy. Nine months of rate reductions from the Federal Reserve have been followed by further injections of liquidity in the aftermath of the attack. On the fiscal side, the Bush tax cuts, which were already in place, are to be extended with an additional stimulus program. It is hard to conceive that this combination of monetary and fiscal stimulus will not result in some acceleration of economic activity by spring of next year.

ACTIVITY IN BOND MARKETS REFLECTS POSSIBLY A SHORT RECESSION
Fixed income securities have begun to reflect this outlook. Short-term interest rates have declined to 42-year lows, as monetary easing is confronting an initially slack economy. On the other hand, long-term bond yields have held steady, as the bond market balances the positive effects of a likely easing of inflation next year with the reappearance of a deficit in federal budget projections. The Treasury market will have difficulty making much progress in the face of a probable economic recovery next year. An exception to this overall view may be the corporate bond market, where the spread in yields of high yield corporates from 10-year Treasuries has widened to historically high levels. Should confidence in the economic recovery begin to build, we would expect this part of the bond market to rally.

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"ALL THINGS CONSIDERED, THE SCENARIO MAY BE A RECESSION THAT BEGAN IN SEPTEMBER
AND EXTENDS THROUGH THE FIRST QUARTER OF NEXT YEAR."
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ARE WE AT A LOW POINT IN THE MARKET CYCLE?
Equity investors have responded to the prevailing uncertainty by liquidating a record $32 billion from equity funds in September. While this is understandable, it is nonetheless the case that past instances of extreme investor pessimism have often marked low points in the market cycle. The current period is unusual, in that equity funds for the past three months in total have experienced net liquidations. The last time that happened was the three-month period ending September 1990. While history may not repeat itself, the stock market bottomed in October 1990.

WHY DO P/E RATIOS STILL SEEM HIGH?
Some investors are concerned that, although stock prices are down substantially from their highs, the price-to-earnings ratio of the market still seems relatively high. It is not unusual for p/e ratios to seem high at this stage of the market cycle. This is because stocks often rise in anticipation of economic recovery while their current earnings are still depressed. Thus, it is often helpful to reassess stocks' valuations in light of their normal level of profitability, in which case the market may not seem to be so expensive.

It is also worth noting that the stock market's p/e has been biased upward for some time by the very high valuations accorded the technology sector. As of mid-October, the p/e of the S&P 500 Index on consensus 12-month forward estimated earnings was 21.6. That number, however, resulted from the blend of 17% of the index representing the technology sector, still carrying a lofty p/ e of 47, with the remaining 83% of the index selling at a p/e multiple of less than 18.

LOOKING FORWARD
In short, although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest a more positive prospect. The current economic, psychological and valuation framework for the market is one that in the past has been characteristic of market opportunity.

The opinions expressed are those of the contributor and are subject to change.

Economic and market conditions can change frequently. There is no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.

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  FOR C. FRAZIER EVANS' MONTHLY MARKET COMMENTARY VISIT WWW.LIBERTYFUNDS.COM
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PERFORMANCE INFORMATION
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Value of a $10,000 investment
6/30/97 - 9/30/01

           Class A     Class A    Morningstar    S&P
           without       with       Mid-Cap     MidCap
            sales       sales       Growth       400
            charge      charge     Category     Index
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6/30/1997  $10,000     $ 9,425     $10,000     $10,000
            10,470       9,867      10,990      10,791
            10,219       9,632      10,976      10,765
            10,769      10,150      11,607      11,533
            10,469       9,867      11,103      10,945
            10,598       9,989      11,267      10,861
            10,959      10,329      11,704      10,969
            10,908      10,281      11,482      10,814
            11,888      11,204      12,434      11,769
            12,658      11,930      12,994      12,345
            12,638      11,911      13,231      12,460
            11,999      11,309      12,635      11,813
            12,749      12,015      12,716      12,287
            12,088      11,393      12,223      11,650
             9,529       8,981       9,948       9,309
            10,409       9,810      10,877       9,993
            10,639      10,027      11,850      10,478
            11,389      10,734      12,441      11,262
            12,629      11,903      13,944      12,577
            12,639      11,912      13,402      12,990
            11,479      10,819      12,699      12,113
            11,999      11,309      13,054      12,915
            12,239      11,535      14,084      13,466
            11,939      11,252      14,144      13,402
            12,908      12,166      14,901      14,413
            12,748      12,015      14,584      14,328
            12,738      12,006      14,083      14,272
            12,508      11,788      13,648      14,422
            13,028      12,279      14,344      15,576
            14,247      13,428      15,097      17,273
            18,024      16,988      15,994      20,310
            17,395      16,395      15,543      20,011
            21,273      20,05       16,631      24,518
            20,998      19,791      18,023      23,731
            18,359      17,303      17,394      21,502
            16,664      15,706      17,177      19,901
            18,389      17,332      17,429      22,498
            18,490      17,427      17,705      21,679
            19,759      18,623      19,682      24,457
            19,490      18,369      19,546      23,644
            18,124      17,082      18,884      21,968
            14,722      13,875      17,458      17,980
            15,490      14,600      18,794      19,163
            16,562      15,610      19,213      19,585
            14,320      13,496      18,116      16,774
            12,564      11,842      16,770      14,878
            13,843      13,047      18,619      16,786
            13,916      13,116      19,053      16,817
            13,880      13,082      18,977      16,680
            12,881      12,140      18,694      15,760
            11,955      11,267      18,083      14,622
9/30/2001    9,995       9,420      15,834      12,482

 PERFORMANCE OF A $10,000 INVESTMENT
 6/30/97 - 9/30/01 ($)
                                                               without   with
                                                                sales   sales
                                                               charge   charge
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Class A                                                          9,995   9,420
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Class B                                                          9,924   9,761
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Class C                                                          9,913   9,913
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Class Z                                                         10,007     N/A



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on June 30, 1997, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of middle capitalization stocks that differs from the composition of the fund; it is not available for direct investment.

The fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth funds category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from the use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages.

Class A, B, C and Z share (newer class shares) performance information includes returns of the fund's class S shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These class S share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fee) between class S shares and newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of class A, B and C shares would have been lower.

Average annual total return as of 9/30/01 (%)

Share class         A                   B                 C              Z
------------------------------------------------------------------------------
Inception        7/31/00             7/31/00            7/31/00       7/31/00
------------------------------------------------------------------------------
           without      with     without   with    without    with    without
           sales        sales    sales    sales    sales     sales     sales
           charge       charge   charge   charge   charge    charge    charge
------------------------------------------------------------------------------
1-Year     -48.73      -51.67    -49.04   -51.46   -49.06   -49.55     -48.60
------------------------------------------------------------------------------
Life       - 0.01      - 1.39    - 0.18   - 0.57   - 0.21   - 0.21       0.02

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A, the appropriate maximum class B contingent deferred sales charge for the holding period after purchase as follows: first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance reflects any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charge and fees associated with each class.

Class A, B, C and Z share (newer class shares) performance information includes returns of the fund's class S shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These class S share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fee) between class S shares and newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of class A, B and C shares would have been lower.

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TOP 10 EQUITY HOLDINGS
AS OF 9/30/01 (%)

MGIC INVESTMENTS                                                   4.9
HARLEY-DAVIDSON                                                    3.6
LABORATORY CORP. OF AMERICA                                        3.6
KOHL'S                                                             3.6
EXPRESS SCRIPTS                                                    3.3
AMBAC FINANCIAL GROUP                                              3.3
FISERV                                                             3.1
BED BATH & BEYOND                                                  3.0
EXPEDITORS INTERNATIONAL WASHINGTON                                2.8
FIDELITY NATIONAL FINANCIAL                                        2.8

HOLDINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO HOLD THESE SECURITIES IN THE FUTURE.

PORTFOLIO ASSET ALLOCATION
AS OF 9/30/01 (%)

Common Stocks:  99.1
Other: 0.9

ASSET ALLOCATION IS CALCULATED AS A PERCENTAGE OF NET ASSES. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THESE ALLOCATIONS.

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PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Results for the Liberty Midcap Growth Fund were disappointing for the fiscal year ended September 30, 2001. Class A shares of the fund produced a total return of negative 48.73% without a sales charge. This trailed the fund's benchmark, the S&P MidCap 400 Index, which declined 19.00% during the same period. The fund also underperformed its peer group, the Morningstar Mid-Cap Growth Category, which returned negative 45.64%.

Much of the fund's underperformance occurred early in the fiscal year, when it was overweighted in technology relative to the index. The disparity between the fund's performance and that of its benchmark is also a product of the fact that the composition of the two differs greatly. The benchmark leans more toward a value style, while the fund is growth-oriented and seeks companies with the potential for 15-20% annual growth. The overall economic picture, which went from sluggish to dismal after the events of September 11, also played a part in performance.

SLUGGISH ECONOMY JOLTED IN SEPTEMBER
An environment of near-zero economic growth, profit disappointments from companies in many sectors and a slowdown in business spending were exacerbated by the events of September 11, which shut down New York equities markets for almost a week. After reopening, the exchanges recorded deep declines, but recovered slightly as the fiscal year closed.

The slowdown of the last year, led by the tech-heavy Nasdaq which declined about two-thirds from its high above 5,000 in March 2000, eventually spread to other areas of the market. Growth-oriented stocks, in particular, were hard hit, as investors began to favor value stocks such as utilities and consumer cyclicals. Consumer confidence and spending, one of the few bright spots previously, began to wane.

During this time, we reduced our weighting in the technology sector and diversified the portfolio by adding companies with strong growth potential and the ability to benefit during tough economic times. Toward fiscal year-end, we also revisited technology and other stocks that might have been discounted too severely during the year-long market correction.

CONSUMER STOCKS SUFFERED LATE DECLINES
The consumer cyclical sector showed mixed results during the year before trailing off in September. Kohl's (3.6% of net assets) performed relatively well during the period, but Harley-Davidson and Bed Bath & Beyond (3.6% and 3.0% of net assets, respectively) paled in comparison. We believed this sector would provide some measure of stability if consumer confidence remained relatively strong, but both the sector and consumer confidence were shaken in September.

TRAVEL-RELATED STOCKS ALSO DECLINED
After September 11, travel-related stocks were among the market's biggest losers as airlines cut flights and consumers cancelled vacation plans. Stocks held by the fund were no exception: Carnival Corp. (1.0% of net assets), after holding up well throughout the summer, dropped sharply in the immediate aftermath. Four Seasons Hotel (1.1% of net assets) experienced a sharp decline in revenues and bookings during this time, and its price fell from $46.92 to $36.25 in seven calendar days. Steiner Leisure (1.4% of net assets), the world's leading provider of spa services, with a heavy emphasis on cruise ships, declined from $25.60 on September 10 to $16.75 seven days later.

FINANCIAL SERVICES PERFORMED RELATIVELY WELL
One sector of the economy that performed relatively well was the financial services industry. We purchased Ambac Financial Group (3.3% of net assets), the country's largest municipal insurer, because we believed this company was undervalued. After performing well through July and August, the issue declined sharply when it was disclosed that it had a potentially large liability in the wake of September 11. The company has since rebounded nicely, as it turns out that this potential liability makes up only a small fraction of the company's business.

We also added Fidelity National Financial (2.8% of net assets) to the portfolio. The largest insurer of property titles in the country, Fidelity seems poised to take advantage of near-term economic conditions. Nine interest rate reductions by the Federal Reserve have helped lower mortgage rates to below 7%, creating a surge in refinancing. Another company, MGIC Investments (4.9% of net assets), the fund's largest holding and the country's largest mortgage insurer, could also benefit in the next year.

TECHNOLOGY HOLDINGS REDUCED
As we looked to reduce our exposure to the volatile technology sector, we liquidated shares of Novellus Systems, Mercury Interactive and Manugistics.

UNCERTAIN FUTURE FOR THE MARKETS
Fundamentally, the market looks as if it has made many of the corrections that were needed. Valuations have come down drastically, producing opportunities where some stocks have actually been oversold. Earnings forecasts are still dismal for the fourth quarter, especially in the still-struggling technology sector. On the bright side, inventories have been reduced dramatically, and technology spending should pick up -- sooner or later.

On a macro level, the tax rebates connected with the 2001 economic relief act should pump some much-needed energy into the economy. The airlines industry received a multi-billion dollar bailout package after the September 11 attacks. The Federal Reserve has indicated its willingness to lower interest rates further, while Congress and President Bush negotiate another economic stimulus package, including more tax reductions.

We believe all of this stimulus will work sooner or later, but other events such as America's response to the attacks and consumer and overseas reaction to any response still need to be played out. The bottom line: the glass is half-full. With economic policy moving in the right direction, we believe consumer spending could resume, barring another major event.

/s/ Steve D. Hayward

    STEVE D. HAYWARD

Steve D. Hayward has managed the Liberty Midcap Growth Fund since November 1999. Prior to that, he served as vice president of investments for M&I Investment Management, where he managed the Marshall Mid-Cap Fund and Marshall Small-Cap Growth Fund. Mr. Hayward earned a BA degree from North Part College and an MBA degree in finance from Loyola University.

An investment in the fund offers the potential for long-term growth, but also involved certain risks, including stock market fluctuations due to economic and business developments. Midcap stocks are more volatile than stocks of larger companies.

-------------------------
INVESTMENT PORTFOLIO
-------------------------

September 30, 2001

COMMON STOCKS - 99.1%                                 SHARES        VALUE
-------------------------------------------------------------------------
CONSUMER DISCRETIONARY PRODUCTS - 32.6%
APPAREL - 5.4%
Coach, Inc. (a)                                       35,000  $   927,850
Hot Topic, Inc. (a)                                   35,000      878,500
                                                              -----------
                                                                1,806,350
                                                              -----------
BROADCASTING & CABLE - 7.4%
Cox Radio, Inc., Class A (a)                          40,000      806,800
Radio One, Inc., Class D (a)                          35,000      403,900
Univision Communications, Inc., Class A (a)           25,000      573,750
USA Networks, Inc. (a)                                30,000      539,400
XM Satellite Radio Holdings, Inc., Class A (a)        28,500      149,340
                                                              -----------
                                                                2,473,190
                                                              -----------
COMPUTER & ELECTRONICS RETAIL - 1.2%
Electronics Boutique Holdings Corp. (a)               15,000      404,250
                                                              -----------
DEPARTMENT STORES - 3.6%
Kohl's Corp. (a)                                      25,000    1,200,000
                                                              -----------
HOTELS - 2.1%
Carnival Corp.                                        15,000      330,300
Four Seasons Hotels, Inc.                             10,000      374,700
                                                              -----------
                                                                  705,000
                                                              -----------
MOTORCYCLE MANUFACTURERS - 3.6%
Harley-Davidson, Inc.                                 30,000    1,215,000
                                                              -----------
PUBLISHING & PRINTING - 1.9%
Tribune Co.                                           20,000      628,000
                                                              -----------
RESTAURANTS - 1.0%
Buca, Inc. (a)                                        30,000      336,600
                                                              -----------
SPA SERVICES - 1.4%
Steiner Leisure Ltd. (a)                              30,000      480,000
                                                              -----------
SPECIALTY STORES - 5.0%
Bed Bath & Beyond, Inc. (a)                           40,000    1,018,400
Tiffany & Co.                                         30,000      649,500
                                                              -----------
                                                                1,667,900
                                                              -----------
-------------------------------------------------------------------------
ENERGY - 3.3%
OIL & GAS EQUIPMENT & SERVICES - 1.8%
BJ Services Co. (a)                                   35,000      622,650
                                                              -----------
OIL & GAS EXPLORATION & PRODUCTS - 1.5%
Devon Energy Corp.                                    15,000      516,000
                                                              -----------
-------------------------------------------------------------------------
FINANCIALS - 17.3%
BANKS - 4.2%
Cullen/Frost Bankers, Inc.                            20,000      539,000
Investors Financial Services Corp.                    15,000      864,600
                                                              -----------
                                                                1,403,600
                                                              -----------
CONSUMER FINANCE - 1.1%
Metris Companies, Inc.                                15,000      371,250
                                                              -----------
DIVERSIFIED FINANCIAL SERVICES - 3.3%
Ambac Financial Group, Inc.                           20,000    1,094,200
                                                              -----------
INSURANCE BROKER - 1.0%
Gallagher (Arthur J.) & Co.                           10,000      338,500
                                                              -----------
PROPERTY & CASUALTY INSURANCE - 7.7%
Fidelity National Financial, Inc.                     35,000      941,150
MGIC Investment Corp.                                 25,000    1,633,500
                                                              -----------
                                                                2,574,650
                                                              -----------
-------------------------------------------------------------------------
HEALTH CARE - 11.5%
HEALTH CARE DISTRIBUTORS & SERVICES - 9.0%
AmerisourceBergen Corp. (a)                           10,000      709,500
Express Scripts, Inc. (a)                             20,000    1,110,000
Laboratory Corp. of America Holdings (a)              15,000    1,212,750
                                                              -----------
                                                                3,032,250
                                                              -----------
HEALTH CARE FACILITIES - 2.5%
Health Management Associates, Inc., Class A (a)       40,000      830,400
                                                              -----------
-------------------------------------------------------------------------
INDUSTRIALS - 23.5%
AIR FREIGHT & COURIERS - 2.8%
Expeditors International Washington, Inc.             20,000      947,000
                                                              -----------
DATA PROCESSING SERVICES - 3.1%
Fiserv, Inc. (a)                                      30,000    1,023,300
                                                              -----------
DIVERSIFIED COMMERCIAL SERVICES - 4.2%
Corporate Executive Board Co. (a)                     25,000      652,000
IMS Health, Inc.                                      30,000      751,500
                                                              -----------
                                                                1,403,500
                                                              -----------
ELECTRICAL COMPONENTS & EQUIPMENT - 3.8%
Jabil Circuit, Inc. (a)                               30,000      537,000
Molex, Inc., Class A                                  30,000      729,000
                                                              -----------
                                                                1,266,000
                                                              -----------
INDUSTRIAL MACHINERY - 2.5%
Mettler-Toledo International,
  Inc. (a)                                            20,000      842,800
                                                              -----------
MANUFACTURERS - 2.0%
Pepsi Bottling Group, Inc.                            15,000      691,050
                                                              -----------
TRADING COMPANIES & DISTRIBUTORS - 2.5%
Fastenal Co.                                          15,000      854,700
                                                              -----------
TRUCKING - 2.6%
C.H. Robinson Worldwide, Inc.                         30,000      868,800
                                                              -----------

TECHNOLOGY HARDWARE & EQUIPMENT - 10.8%
APPLICATIONS SOFTWARE - 2.7%
Electronic Arts, Inc. (a)                             20,000      913,400
                                                              -----------
INTERNET SOFTWARE & SERVICES - 2.1%
Hotel Reservations Network, Inc., Class A (a)         25,000      568,500
Openwave Systems, Inc. (a)                            10,000      127,500
                                                              -----------
                                                                  696,000
                                                              -----------
SEMICONDUCTORS - 6.0%
Altera Corp. (a)                                      35,000      577,150
Flextronics International Ltd. (a)                    20,000      330,800
Microchip Technology, Inc. (a)                        20,000      536,000
TriQuint Semiconductor, Inc. (a)                      35,000      559,650
                                                              -----------
                                                                2,003,600
                                                              -----------
-------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
WorldCom, Inc. - MCI Group                                75        1,148
WorldCom, Inc. - WorldCom Group (a)                    1,884       28,332
                                                              -----------
                                                                   29,480
                                                              -----------
TOTAL COMMON STOCKS
  (cost of $37,269,550)                                        33,239,420
                                                              -----------
U.S. GOVERNMENT OBLIGATIONS - 0.8%                      PAR
-------------------------------------------------------------------------
U.S. Treasury Notes,
  7.50% 05/15/02
  (cost of $254,725)                                $250,000      257,773
                                                              -----------
TOTAL INVESTMENTS - 99.9%
  (cost of $37,524,275) (b)                                    33,497,193
                                                              -----------
OTHER ASSET AND LIABILITIES, NET - 0.1%                            29,310
-------------------------------------------------------------------------

NET ASSETS - 100.0%                                           $33,526,503
                                                              -----------

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Cost for federal income tax is $37,855,301.

See notes to financial statements.

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

September 30, 2001

ASSETS
Investments, at value (cost of $37,524,275)             $33,497,193
Receivable for:
  Investments sold                                           40,299
  Fund shares sold                                           42,781
  Interest                                                    7,082
  Dividends                                                   4,945
  Expense reimbursement due from Advisor                     87,875
                                                        -----------
    Total Assets                                         33,680,175
                                                        -----------
LIABILITIES
Payable due to custodian bank                                60,878
Payable for:
  Fund shares repurchased                                     9,242
  Management fee                                             26,512
  Administration fee                                          5,302
  Transfer agent fee                                          3,950
  Bookkeeping fee                                               832
  Audit fee                                                  22,213
  Reports to shareholders fee                                18,038
Other liabilities                                             6,705
                                                        -----------
    Total Liabilities                                       153,672
                                                        -----------
NET ASSETS                                              $33,526,503
                                                        -----------

COMPOSITION OF NET ASSETS
Paid in capital                                         $45,934,055
Accumulated net investment loss                                (462)
Accumulated net realized loss                            (8,380,008)
Net unrealized depreciation on investments               (4,027,082)
                                                        -----------
Net Assets                                              $33,526,503
                                                        -----------

Net asset value and redemption price
  per share - Class A ($695,768/84,817)                       $8.20(a)
                                                        -----------

Maximum offering price per share -
  Class A ($8.20/0.9425)                                      $8.70(b)
                                                        -----------

Net asset value and offering price per share -
   Class B ($2,285,008/280,695)                               $8.14(a)
                                                        -----------

Net asset value and offering price per share -
   Class C ($300,426/36,972)                                  $8.13(a)
                                                        -----------

Net asset value, redemption and offering price
  per share - Class S ($30,244,767/3,677,535)                 $8.22
                                                        -----------

Net asset value, redemption and offering price
  per share - Class Z ($534/65)                               $8.22
                                                        -----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------

For the Year Ended September 30, 2001

INVESTMENT INCOME
Dividends                                                        $     84,930
Interest                                                               73,010
                                                                 ------------

    Total Investment Income
     (net of foreign taxes
     withheld of $218)                                                157,940

EXPENSES
Management fee                                 $  368,084
Administration fee                                 73,617
Distribution fee - Class A                            511
Distribution fee - Class B                         13,557
Distribution fee - Class C                          1,680
Service fee - Class A                               1,254
Service fee - Class B                               4,506
Service fee - Class C                                 559
Transfer agent fee                                140,099
Bookkeeping fee                                    21,301
Registration fee                                   93,308
Reports to shareholders fee                        58,080
Custody fee                                         5,964
Other expenses                                     63,328
                                               ----------
  Total Expenses                                  845,848
Fees and expenses waived or borne by Advisor     (215,999)
Fees waived by Distributor - Class A                 (511)
Custody credits earned                             (1,260)
                                               ----------
    Net Expenses                                                      628,078
                                                                 ------------
    Net Investment Loss                                              (470,138)
                                                                 ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)

ON PORTFOLIO POSITIONS

Net realized loss on investments                                   (8,326,208)
Net change in unrealized appreciation/
  depreciation on investments                                     (23,457,934)
                                                                 ------------
    Net Loss                                                      (31,784,142)
                                                                 ------------

Decrease in Net Assets from Operations                           $(32,254,280)
                                                                 ------------

See notes to financial statemens.

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                         YEAR ENDED            YEAR ENDED
INCREASE (DECREASE)                                    SEPTEMBER 30,          SEPTEMBER 30,
IN NET ASSETS                                               2001                 2000(a)
-------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                     $   (470,138)         $   (563,639)
Net realized gain (loss) on investments                   (8,326,208)           15,189,939
Net change in unrealized appreciation/depreciation on
  investments                                            (23,457,934)            8,847,703
                                                        ------------          ------------
    Net Increase (Decrease) from Operations              (32,254,280)           23,474,003
                                                        ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized capital gains - Class A                    (14,598)                 (132)
In excess of net realized capital gains - Class A                (78)                 --
From net realized capital gains - Class B                    (39,451)                 (132)
In excess of net realized capital gains - Class B               (210)                 --
From net realized capital gains - Class C                     (5,018)                 (132)
In excess of net realized capital gains - Class C                (27)                 --
From net realized capital gains - Class S                 (2,675,205)           (9,226,120)
In excess of net realized capital gains - Class S            (14,237)                 --
From net realized capital gains - Class Z                        (43)                 (132)
In excess of net realized capital gains - Class Z              --(b)                  --
                                                        ------------          ------------
    Total Distributions to Shareholders                   (2,748,867)           (9,226,648)
                                                        ------------          ------------
SHARE TRANSACTIONS
Subscriptions - Class A                                    5,031,487               160,211
Distributions reinvested - Class A                            12,188                   132
Redemptions - Class A                                     (4,216,570)                 --
                                                        ------------          ------------
  Net Increase - Class A                                     827,105               160,343
                                                        ------------          ------------
Subscriptions - Class B                                    3,753,456               193,374
Distributions reinvested - Class B                            37,116                   132
Redemptions - Class B                                       (492,866)                 --
                                                        ------------          ------------
  Net Increase - Class B                                   3,297,706               193,506
                                                        ------------          ------------
Subscriptions - Class C                                      458,324                30,469
Distributions reinvested - Class C                             5,045                   132
Redemptions - Class C                                        (37,835)                 --
                                                        ------------          ------------
  Net Increase - Class C                                     425,534                30,601
                                                        ------------          ------------
Subscriptions - Class S                                 $ 10,364,021          $ 27,801,328
Distributions reinvested - Class S                         2,556,858             8,740,877
Redemptions - Class S                                    (15,106,305)          (29,369,454)
                                                        ------------          ------------
  Net Increase (Decrease) - Class S                       (2,185,426)            7,172,751
                                                        ------------          ------------
Subscriptions - Class Z                                         --                   1,000
Distributions reinvested - Class Z                                43                   132
                                                        ------------          ------------
  Net Increase - Class Z                                          43                 1,132
                                                        ------------          ------------
Net Increase from
  Share Transactions                                       2,364,962             7,558,333
                                                        ------------          ------------
    Total Increase (Decrease) in Net Assets              (32,638,185)           21,805,688
NET ASSETS
Beginning of period                                       66,164,688            44,359,000
                                                        ------------          ------------
End of period (including accumulated net
  investment loss of $(462) and $0, respectively)       $ 33,526,503          $ 66,164,688
                                                        ------------          ------------
CHANGES IN SHARES
Subscriptions - Class A                                      354,218                 9,596
Issued for distributions reinvested - Class A                    943                     8
Redemptions - Class A                                       (279,948)                 --
                                                        ------------          ------------
  Net Increase - Class A                                      75,213                 9,604
                                                        ------------          ------------
Subscriptions - Class B                                      315,296                11,555
Issued for distributions reinvested - Class B                  2,912                     8
Redemptions - Class B                                        (49,076)                 --
                                                        ------------          ------------
  Net Increase - Class B                                     269,132                11,563
                                                        ------------          ------------
Subscriptions - Class C                                       38,182                 1,834
Issued for distributions reinvested - Class C                    433                     8
Redemptions - Class C                                         (3,485)                 --
                                                        ------------          ------------
  Net Increase - Class C                                      35,130                 1,842
                                                        ------------          ------------
Subscriptions - Class S                                      770,318             1,537,058
Issued for distributions reinvested - Class S                197,899               518,650
Redemptions - Class S                                     (1,197,386)           (1,694,885)
                                                        ------------          ------------
  Net Increase (Decrease) - Class S                         (229,169)              360,823
                                                        ------------          ------------
Subscriptions - Class Z                                         --                      55
Issued for distributions reinvested - Class Z                      3                     8
                                                        ------------          ------------
  Net Increase - Class Z                                           3                    63
                                                        ------------          ------------

(a) Class A, Class B, Class C and Class Z shares were initially offered on July 31, 2000.
(b) Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

September 30, 2001

NOTE 1. ORGANIZATION

Liberty Midcap Growth Fund-Class A, Class B, Class C and Class Z and Stein Roe Midcap Growth Fund-Class S (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares:
Class A, Class B, Class C, Class S and Class Z. Class A shares are sold with a front end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class S shares and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S and Class Z shares as defined in the Fund's prospectus. The financial highlights for Class S shares are presented in a separate annual report.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than Class A, Class B and Class C service fees, Class B and Class C distribution fees and Class A, Class B, Class C, Class S and Class Z transfer agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fees applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

The Fund intends to utilize provisions of the federal income tax law which allow the Fund to carry a realized capital loss forward up to eight years following the year to the loss, and offset such losses against any future realized gains. At September 30, 2001, the Fund had a capital loss carryforward of $927,932 which will expire in 2009.

Net capital losses of $7,121,049, attributable to security transactions occuring after October 31, 2000 are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                             INCREASE (DECREASE)
---------------------------------------------------------------
                           ACCUMULATED            ACCUMULATED
                           NET INVESTMENT         NET REALIZED
PAID IN CAPITAL            LOSS                   LOSS
----------                 ----------             --------
$(484,233)                 $469,676               $14,557

These differences are primarily due to a net operating loss, Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

OTHER

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Stein Roe and Farnham, Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and receives a monthly fee as follows.

AVERAGE NET ASSETS                      ANNUAL FEE RATE
------------------                      ---------------
First $500 million                           0.75%
Next $500 million                            0.70%
Next $500 million                            0.65%
Over $1.5 billion                            0.60%

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for it effective and termination dates.

ADMINISTRATIVE FEE

The Advisor also provides accounting and other services for a monthly fee as follows:

AVERAGE NET ASSETS                      ANNUAL FEE RATE
------------------                      ---------------
First $500 million                          0.150%
Next $500 million                           0.125%
Next $500 million                           0.100%
Over $1.5 billion                           0.075%

BOOKKEEPING FEE

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

During the period October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.236% annually of the average net assets attributable to Class A, Class B and Class C and Class Z and received reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended September 30, 2001, the Fund has been advised that the Distributor had no net underwriting discounts on sales of the Fund's Class A shares and received no contingent deferred sales charges on Class A, Class B and Class C share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75% and 0.75%, annually of the average net assets attributable to Class A, Class B and Class C net assets, respectively. The Distributor has voluntarily agreed, until further notice, to waive the Class A distribution fee.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the Fund's average net assets.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

During the year ended September 30, 2001, purchases and sales of investments, other than short-term obligations, were $112,330,476 and $112,232,891, respectively.

Unrealized appreciation (depreciation) for the year ended September 30, 2001, based on cost of investments for federal income tax purposes was:

  Gross unrealized appreciation                                 $ 2,439,525
  Gross unrealized depreciation                                  (6,797,633)
                                                                -----------
      Net unrealized depreciation                               $(4,358,108)
                                                                -----------

OTHER

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any give time.

NOTE 4. LINE OF CREDIT

The Trust and the SR&F Base Trust (collectively the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum of the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expense" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trusts and Fund had no borrowings under the agreement.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

During the year ended September 30, 2001, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc. (an affiliate of the Advisor) as one of its brokers. Total commissions paid to AlphaTrade, Inc. during the year were $5,876.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period, ratios and supplemental data area as follows:

                                                               YEAR ENDED          PERIOD ENDED
                                                              SEPTEMBER 30,        SEPTEMBER 30,
CLASS A SHARES                                                    2001                2000(a)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  16.84             $  18.22
                                                                --------             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                             (0.13)               (0.01)
Net realized and unrealized gain (loss) on investments             (7.83)                1.03
                                                                --------             --------
Total from Investment Operations                                   (7.96)                1.02
                                                                --------             --------
LESS DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains                                            (0.68)               (2.40)
In excess of net realized gains                                    (0.00)(c)            --
                                                                --------             --------
Total Distributions to Shareholders                                (0.68)               (2.40)
                                                                --------             --------
NET ASSET VALUE, END OF PERIOD                                  $   8.20             $  16.84
                                                                --------             --------
Total return(d)(e)                                                (48.73)%               5.41%(f)
                                                                --------             --------
RATIOS TO AVERAGE NET ASSETS
Expenses(g)                                                         1.50%                0.52%(h)
Net investment loss(g)                                             (1.18)%              (0.25)%(h)
Waiver/reimbursement                                                0.54%                0.10%(h)
Portfolio turnover rate                                              232%                 242%
Net assets at end of period (000's)                             $    696             $    162

(a) Class A shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Less than $(0.01).
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

Selected data for a share outstanding throughout each period, ratios and supplemental data area as follows:

                                                                 YEAR ENDED          PERIOD ENDED
                                                                SEPTEMBER 30,        SEPTEMBER 30
CLASS B SHARES                                                      2001                2000(a)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  16.82             $  18.22
                                                                  --------             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                               (0.21)               (0.03)
Net realized and unrealized gain (loss) on investments               (7.79)                1.03
                                                                  --------             --------
Total from Investment Operations                                     (8.00)                1.00
                                                                  --------             --------
LESS DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains                                              (0.68)               (2.40)
In excess of net realized gains                                      (0.00)(c)            --
                                                                  --------             --------
Total Distributions to Shareholders                                  (0.68)               (2.40)
                                                                  --------             --------
NET ASSET VALUE, END OF PERIOD                                    $   8.14             $  16.82
                                                                  --------             --------
Total return(d)(e)                                                  (49.04)%               5.29%(f)
                                                                  --------             --------
RATIOS TO AVERAGE NET ASSETS
Expenses(g)                                                           2.25%                1.27%(h)
Net investment loss(g)                                               (1.93)%              (1.00)%(h)
Waiver/reimbursement                                                  0.44%               --
Portfolio turnover rate                                                232%                 242%
Net assets at end of period (000's)                               $  2,285              $   195

(a)Class B shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Less than $(0.01).
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h)Annualized.

Selected data for a share outstanding throughout each period, ratios and supplemental data area as follows:

                                                                  YEAR ENDED         PERIOD ENDED
                                                                 SEPTEMBER 30,       SEPTEMBER 30,
CLASS C SHARES                                                       2001               2000(a)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  16.81             $  18.22
                                                                  --------             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                               (0.21)               (0.02)
Net realized and unrealized gain (loss) on investments               (7.79)                1.01
                                                                  --------             --------
Total from Investment Operations                                     (8.00)                0.99
                                                                  --------             --------
LESS DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains                                              (0.68)               (2.40)
In excess of net realized gains                                      (0.00)(c)            --
                                                                  --------             --------
Total Distributions to Shareholders                                  (0.68)               (2.40)
                                                                  --------             --------
NET ASSET VALUE, END OF PERIOD                                    $   8.13             $  16.81
                                                                  --------             --------
Total return(d)(e)                                                  (49.06)%               5.23%(f)
                                                                  --------             --------
RATIOS TO AVERAGE NET ASSETS
Expenses(g)                                                           2.25%                1.27%(h)
Net investment loss(g)                                               (1.93)%              (1.00)%(h)
Waiver/reimbursement                                                  0.44%               --
Portfolio turnover rate                                                232%                 242%
Net assets at end of period (000's)                               $    300             $     31

(a)Class C shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Less than $(0.01).
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h)Annualized.

Selected data for a share outstanding throughout each period, ratios and supplemental data area as follows:

                                                                  YEAR ENDED          PERIOD ENDED
                                                                 SEPTEMBER 30,        SEPTEMBER 30,
CLASS Z SHARES                                                       2001                2000(a)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  16.84             $  18.22
                                                                  --------             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                               (0.11)               (0.00)(c)
Net realized and unrealized gain (loss) on investments               (7.83)                1.02
                                                                  --------             --------
Total from Investment Operations                                     (7.94)                1.02
                                                                  --------             --------
LESS DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains                                              (0.68)               (2.40)
In excess of net realized gains                                      (0.00)(c)            --
                                                                  --------             --------
Total Distributions to Shareholders                                  (0.68)               (2.40)
                                                                  --------             --------
NET ASSET VALUE, END OF PERIOD                                    $  8.22              $ 16.84
                                                                  --------             --------
Total return(d)(e)                                                  (48.60)%               5.41%(f)
                                                                  --------             --------
RATIOS TO AVERAGE NET ASSETS
Expenses(g)                                                           1.25%                0.27%(h)
Net investment loss(g)                                               (0.93)%              (0.00)%(h)
Waiver/reimbursement                                                  0.44%               --
Portfolio turnover rate                                                232%                 242%
Net assets at end of period (000's)                               $      1             $      1

(a)Class Z shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Less than $(0.01).
(d)Total return at net asset value assuming all distributions reinvested.
(e)Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h)Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST AND CLASS A, CLASS B, CLASS C, AND CLASS Z
SHAREHOLDERS OF LIBERTY MIDCAP GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A, Class B, Class C, and Class Z financial highlights present fairly, in all material respects, the financial position of Liberty Midcap Growth Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2001, the results of its operations, the changes in its net assets, and the Class A, Class B, Class C, and Class Z financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2001

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS

On December 27, 2000, a Special Meeting of Shareholders (Meeting) was held to conduct the vote for and against the approval of the items listed on the Proxy for said Meeting. On September 29, 2000, the record date for the Meeting, the Fund had $86,057,445 of eligible NAV of shares outstanding. The NAV of shares were voted on the proxy item as follows:

                                                                     AUTHORITY
TO ELECT A BOARD OF TRUSTEES:                                FOR      WITHHELD
--------------------------------------------------------------------------------
Douglas Hacker                                          $19,152,967  $630,537
Janet Langford Kelly                                     19,356,298   630,537
Richard W. Lowry                                         19,192,690   630,537
Salvatore Macera                                         18,966,002   630,537
William E. Mayer                                         19,192,690   630,537
Charles R. Nelson                                        19,356,298   630,537
John J. Neuhauser                                        19,334,283   630,537
Joseph R. Palombo                                        19,192,690   630,537
Thomas E. Stitzel                                        19,334,293   630,537
Thomas C. Theobald                                       19,356,298   630,537
Anne-Lee Verville                                        19,332,553   630,537
--------------------------------------------------------------------------------

On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for and against the approval of a new investment advisory agreement. On July 16, 2001, the record date for the Meeting, the Fund had eligible NAV of shares outstanding of $45,705,611. The votes cast were as follows:

                                                                         % OF NAV TO
                                                                      TOTAL OUTSTANDING        % OF NAV TO
PROPOSAL OF NEW INVESTMENT ADVISORY AGREEMENT:        NAV                    NAV             TOTAL NAV VOTED
-----------------------------------------------------------------------------------------------------------------
For                                               $24,173,476              52.89%                 95.75%
Against                                               648,253               1.42%                  2.57%
Abstain                                               421,765               0.92%                  1.67%

2001 FEDERAL TAX INFORMATION
For the fiscal year ended September 30, 2001, the Fund had no long-term gains.

-------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
-------------------------------------------------------------------------------

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Liberty Midcap Growth Fund is:

Liberty Funds Services, Inc.
PO Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Midcap Growth Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
LIBERTY MIDCAP GROWTH FUND

-------------------------------------------------------------------------------

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

-------------------------------------------------------------------------------

                                                                -------------
LIBERTY MIDCAP GROWTH FUND                                        PRSRT STD
ANNUAL REPORT, SEPTEMBER 30, 2001                                U.S. POSTAGE
                                                                    PAID
[logo] L I B E R T Y                                            HOLLISTON, MA
       ---------------                                          PERMIT NO. 20
             F U N D S                                          -------------

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE

          Liberty Funds Distributor, Inc. (C)2001
          One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
          www.libertyfunds.com


                                               796-02/455H-0901 (11/01) 01/2080